SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported)	January 21, 2004

SILICON GRAPHICS INC.
(Exact name of Registrant as Specified in Charter)

Delaware	001-10441	94-2789662
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1500 Crittenden Lane Mountain View, CA	94043-1351
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code	(650) 960-1980

1600 Amphitheatre Parkway Mountain View, CA
(Former Name or Former Address, if Changed Since Last Report)

Item 7. Exhibits

        (c)

        99.1 Earnings Press Release dated January 21, 2004

Item 12. Results of Operations and Financial Condition

        On January 21, 2004, the Company announced its financial results for the fiscal quarter ended December 26, 2003. A copy of the press release announcing the Company’s financial results is included as an exhibit to and incorporated by reference in this Current Report on Form 8-K. This Current Report on Form 8-K is furnished pursuant to Item 12 of Form 8-K and is not intended to be incorporated by reference into future filings under the Securities Exchange Act of 1934 or the Securities Act of 1933 unless expressly incorporated by reference in such filings.

SILICON GRAPHICS, INC.
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
(In thousands except per share amounts)

	Three Months Ended			Six Months Ended
	Dec. 26,		Dec. 27,	Dec. 26,		Dec. 27,
	2003		2002	2003		2002

	(unaudited)			(unaudited)

Product and other revenue	$141,883		$156,877	$266,749		$290,360
Service revenue	96,030		105,861	189,191		214,096

Total revenue	237,913		262,738	455,940		504,456
Costs and expenses:
Cost of product and other revenue	78,204		89,382	149,468		171,006
Cost of service revenue	48,704		59,156	100,881		121,811
Research and development	30,226		42,920	65,575		85,563
Selling, general and administrative	69,845		74,086	148,444		160,863
Other operating expense, net (1)	12,986		5,817	37,222		14,261

Total costs and expenses	239,965		271,361	501,590		553,504

Operating loss	(2,052)		(8,623)	(45,650)		(49,048)

Interest and other income (expense), net	(35,610)	(2)	(7,448)	(42,522)	(2)	(8,008)

Loss before income taxes	(37,662)		(16,071)	(88,172)		(57,056)

Income tax provision (benefit)	(294)		926	(2,875)		1,013

Net loss	$(37,368)		$(16,997)	$(85,297)		$(58,069)

Net loss per common share - basic and diluted	$(0.18)		$(0.08)	$(0.41)		$(0.29)

Shares used in the calculation of net loss per common
share - basic and diluted	211,034		200,748	210,302		200,212

(1) Represents charges for and changes in previously estimated restructuring costs.

(2) The three and six-month periods ended December 26, 2003 include a $23 million non-cash loss resulting from the extinguishment of the exchanged 5.25% Senior Convertible Notes due in 2004 and $8 million in additional non-cash expense due to the beneficial conversion feature of our 6.50% Secured Convertible Notes.

SILICON GRAPHICS, INC.
CONDENSED CONSOLIDATED BALANCE SHEETS

(In thousands)

	December 26,	June 27,
	2003	2003

ASSETS	(unaudited)

Current assets:
Cash and cash equivalents	$107,511	$140,836
Short-term marketable investments	1,246	440
Short-term restricted investments	35,557	35,298
Accounts receivable, net	120,836	133,166
Inventories	72,095	71,426
Prepaid expenses and other current assets	45,467	51,727

Total current assets	382,712	432,893

Restricted investments	903	1,430

Property and equipment, net	88,987	108,062

Other assets	98,723	107,469

	$571,325	$649,854

LIABILITIES AND STOCKHOLDERS' DEFICIT

Current liabilities:
Accounts payable	$76,631	$76,507
Accrued compensation	36,809	38,916
Income taxes payable	18,803	22,666
Other current liabilities	136,430	126,987
Current portion of long-term debt	22,477	16,894
Deferred revenue	141,189	149,434

Total current liabilities	432,339	431,404

Long-term debt	302,839	291,956
Other liabilities	76,478	91,385

Total liabilities	811,656	814,745

Total stockholders' deficit	(240,331)	(164,891)

	$571,325	$649,854

SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: January 21, 2004	By:	/s/ Sandra M. Escher
Sandra M. Escher
Senior Vice President and General Counsel

EXHIBIT INDEX

EXHIBIT NUMBER	DOCUMENT DESCRIPTION

99.1	Earnings Press Release dated January 21, 2004